UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2017

NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, 12th Floor, Emeryville, CA.
(Address of Principal Executive Offices)

94608
(Zip Code)

(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Appointment of Director
Effective March 23, 2017 (the "Effective Date"), the Board of Directors (the "Board") of NMI Holdings, Inc. (the "Company") appointed Regina Muehlhauser to serve as a member of the Board, filling the existing vacancy. A copy of the press release announcing Ms. Muehlhauser's appointment is attached hereto as Exhibit 99.1. The Board has determined that Ms. Muehlhauser is independent under the listing standards of NASDAQ and, as of the Effective Date, appointed her to serve on the Company's Audit and Risk Committees.
Ms. Muehlhauser will participate in the Company’s standard independent director compensation program. Pursuant to this program, Ms. Muehlhauser will be entitled to receive an annual cash retainer at the rate of $70,000 for her service as a Board member (for 2017, prorated based upon her service in 2017) and an annual equity retainer at the rate of $80,000 per annum in the form of restricted stock units, to be fully vested on the one year anniversary of the date of grant. Ms. Muehlhauser is subject to the Company's stock ownership guidelines. Under the current guidelines, the total value of all shares of common stock held by Ms. Muehlhauser must equal or exceed five times her annual cash retainer (the stock ownership threshold), and she is required to hold 50% of shares delivered by the Company upon vesting or exercise of equity awards granted under the Company’s equity plans, until the applicable stock ownership threshold has been met.
Ms. Muehlhauser and the Company will also enter into the Company's standard indemnification agreement in the form included as Exhibit 10.1 to the Company's Form 8-K filed with the SEC on November 25, 2014.
The Company is not aware of any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. Further, no arrangement or understanding exists between Ms. Muehlhauser and any other person pursuant to which Ms. Muehlhauser was selected as a director of the Company.
Item 7.01    Regulation FD Disclosure.
On March 27, 2017, the Company issued a press release announcing that effective March 23, 2017, Ms. Muehlhauser was appointed by the Board as an independent director of the Company. A copy of the press release is attached hereto as Exhibit 99.1. The information disclosed under this Item and the information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits
99.1*    NMI Holdings, Inc. Press Release dated March 27, 2017.

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: March 27, 2017	By:	/s/ Nicole C. Sanchez
Nicole C. Sanchez
VP, Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1*	NMI Holdings, Inc. Press Release dated March 27, 2017

*Furnished herewith.

i